                                                                       10.18

                                                               Warrant No. 2

NEITHER THIS WARRANT NOR THE UNITS ISSUABLE UPON EXERCISE HEREOF MAY BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, HYPOTHECATED OR
OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT DATED AS OF MARCH 27, 1998 (A COPY OF WHICH IS ON FILE WITH PRICELINE.COM LLC (TOGETHER WITH ITS SUCCESSORS, THE "COMPANY") AND WHICH SHALL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH HOLDER) AND THE LLC AGREEMENT REFERENCED THEREIN. IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH OR REFERRED TO IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTEHCATION OR OTHER DISPOSITION OF THIS WARRANT OR THE UNITS ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "ACT"), AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTEHCATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE ACT AND, IF REQUIRED BY THE COMPANY. THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THAT EFFECT. THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENTS.

                               PRICELINE.COM LLC

               (Organized under the laws of the State of Delaware)

            Void after 5:00 p.m., New York City time, on April 8, 2003

                    Warrant for the Purchase of 100,000 Units

     FOR VALUE RECEIVED, PRICELINE.COM LLC, a Delaware limited liability company (the "Company"), hereby verifies that

              -----------------WILLIAM SHATNER---------------

(the "Holder") is entitled, subject to the provisions of this warrant (the "Warrant"), to purchase from the Company, at any time, or from time to time during the period commencing at 9:00 a.m. New York City local time on April 9, 1998 (the "Base Date"), and expiring at 5:00 p.m. New York City local time on April 9, 2003 (the "Termination Date") up to ONE HUNDRED THOUSAND UNITS of the Company at a price of $0.00 per Unit (such exercise price per unit being hereinafter referred to as the "Exercise Price").

     The term "Unit" means the Units of the Company as constituted on the Base Date, together with any other equity securities that may be issued by the Company. In addition thereto or in substitution therefor. The number of Units to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Units deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Units."

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

     1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time, or from time to time, during the period commencing at 9:00 a.m. New York City local time, on the Base Date and expiring at 5:00 p.m., New York City local time, on the Termination Date or if such day is a day on which banking institutions in the City of New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company), of the Exercise Price for the number of Units specified in such Form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Units purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Units issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or that certificates representing such Units shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Units on exercise of this Warrant.

     2. Reservation of Units. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Units or other equity securities of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant. All such Units (and other securities and property) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable and free of all preemptive rights.

     3. Restrictions Upon Transferability of Warrant and Warrant Stock; Transfer to Comply with the Securities Act of 1933 and the Subscription Agreement. Neither this Warrant nor the

Warrant Units issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Act"). Holders hereof and thereof shall be subject to such restrictions upon the sale or other disposition thereof, all as more fully set forth in or referred to in the Subscription Agreement of even date herewith between the Company and the Holder (the "Subscription Agreement") and the Limited Liability Company Agreement of the Company dated as of July 18, 1997 (as same may be amended, the "LLC Agreement"). The Subscription Agreement and the LLC Agreement are incorporated by reference as an integral part of this Warrant.

    4. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant cannot be exchanged, transferred or assigned otherwise than in accordance with the provisions of the Subscription Agreement and the LLC Agreement. If the provisions of the Subscription Agreement are complied with, upon surrender of this Warrant to the Company with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the heir, devisee or assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

    5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a Unitholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

    6. Redemption. This Warrant is not redeemable by the Company.

    7. Adjustment of Number and Kind of Securities Purchasable upon Exercise of Warrant.

       (a) Definitions. As used in this Agreement, the following terms have the following respective meanings:

           (i) "Convertible Securities" means any evidence of indebtedness, units or other securities directly or indirectly convertible into or exchangeable for Units.

           (ii) "Issue" means to grant, issue, sell assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

       (b) Unit Distributions. In case at any time the Company shall declare a dividend or make any other distribution upon any Units of the Company which is payable in Units or Convertible Securities, any Units or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

       (c) Subdivision or Combination of Units. In case the Company shall at any time subdivide the outstanding Units into a greater number of Units, the number of Units issuable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding Units shall be combined at any time into a smaller number of Units, the number of Units issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

      (d) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Units are changed into or exchanged for units or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Units shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Units, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, each Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Units issuable upon such exercise of this Warrant immediately prior to such consummation). In lieu of Units issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such action as nearly equivalent as possible to the adjustments provided for in this Section 7).

      (e) Notice of Adjustments. Whenever the number of Units issuable upon the exercise of this Warrant is adjusted, as provided in this Section 7, the Company shall prepare and mail to each Holder a certificate setting forth
(i) the number of Units issuable upon the exercise of this Warrant after such adjustment, (ii) a brief statement of the facts requiring such adjustment and
(iii) the computation by which such adjustment was made.

      (f) No Change of Warrant Necessary. Irrespective of any adjustment in the number or kind of securities issuable upon exercise of this Warrant, unless the Holder of this Warrant otherwise requests, this Warrant may continue to express the same price and number and kind of Units as are stated in this Warrant as initially Issued.

      (g) Certain Adjustment Rules.

          (i) The provisions of this Section 7 shall similarly apply to successive transactions.

          (ii) If the Company shall declare any distribution referred to in
Section 7(b) and shall legally abandon such distribution prior to payment, then no adjustment shall be made pursuant to this Section 7 in respect of such declaration.

   8. Leased. Upon exercise of this Warrant and the issuance of any of the Warrant Units hereunder, all certificates representing Units shall bear on the face thereof substantially the legend set forth herein.

   9. Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Connecticut.

   10. Notice. Notices and other communications to be given hereunder shall be given in accordance with the Subscription Agreement.

   IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, by its duly authorized officer.

                                       PRICELINE COM LLC

                                       By: /s/ Jay Walker
                                           ----------------
                                           Jay Walker
                                           Its President

Dated: April 9, 1998

                                       5
'




                             WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise to the extent of
purchasing               Units of PriceLine.com LLC and hereby makes payment
at the rate of $       per share or an aggregate of $     in payment therefor.


                                        --------------------------
                                        Name of Registered Holder

                                        --------------------------
                                        Signature

                                        ---------------------------
                                        Signature, if held jointly

                                        ---------------------------
                                        Date


                      INSTRUCTIONS FOR ISSUANCE OF UNITS

         (If other than to the registered holder of the within warrant)

Name
     -------------------------------------------------------------------------
                   (Please typewrite or print in block letters)

Address
        ----------------------------------------------------------------------
------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number
                                                  ----------------------------


                              ASSIGNMENT FORM

               The Holder hereby assigns and transfer unto


Name
      ------------------------------------------------------------------------
                   (Please typewrite or print in block letters)

Address
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
the right to purchase Units of PriceLine.com LLC represented by this Warrant
to the extent of   Units as to which such right is exercisable and does
hereby irrevocably constitute and appoint                Attorney, to
transfer the same on the books of the Company with full power of substitution in the premises.

DATED:
      -------------------------              -------------------------------
                                             Name of Registered Holder


                                             --------------------------------
                                             Signature

                                             --------------------------------
                                             Signature, if held jointly



                                    6